                                                                   Exhibit 10.25

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.


[CYTOKINETICS LOGO]                        280 East Grand Avenue
                                           South San Francisco, CA 94080
                                           Tel (650) 624-3000 Fax (650) 624-3010


July 28, 2003


Glaxo Group Limited, doing business as GlaxoSmithKline
709 Swedeland Road
King of Prussia, Pennsylvania 19406
Attn: Pradip K. Bhatnagar, Ph.D., Director, Genetic & Discovery Alliances


RE: TRACTABLE COMPOUND CRITERIA UNDER THAT CERTAIN COLLABORATION AND LICENSE AGREEMENT BY AND BETWEEN GLAXO GROUP LIMITED, A GLAXOSMITHKLINE COMPANY, ("GSK") AND CYTOKINETICS, INC. ("CK") OF EVEN DATE JUNE 20, 2001 (THE "COLLABORATION AGREEMENT")

Dear Pradip:

Pursuant to this letter amendment to the Collaboration Agreement (the "Tractable Compound Criteria Letter Amendment"), GSK and CK desire to revise the Tractable Compound Criteria applicable under the Collaboration Agreement as agreed by the JRC on April 11, 2003, all on the terms set forth herein.

Now therefore, GSK and CK agree as follows:

     1. All capitalized terms not defined herein shall have the meaning ascribed to them in the Collaboration Agreement.

     2. For purposes of the Collaboration Agreement, "Tractable Compound Criteria" shall mean, effective as of the Effective Date, those criteria set forth in the revised Exhibit 1.65 attached hereto and incorporated by reference. For clarity, it is understood that the Tractable Compound Criteria may only be modified or amended pursuant in a writing signed by both Parties referencing the Collaboration Agreement and expressly modifying or amending the Tractable Compound Criteria.


     3. Except as specifically modified or amended hereby, the Collaboration Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Tractable Compound Criteria Letter Amendment may be modified or amended except expressly in a writing signed by both Parties nor shall any terms be waived except expressly in a writing signed by the Party charged therewith. This Tractable Compound Criteria Letter Amendment shall be governed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Pradip K. Bhatnagar, Ph.D.
July 28, 2003
Page Two

Please sign and return two copies of this letter if you agree to the foregoing terms.

Sincerely,

/s/ Robert I. Blum
------------------
Robert I. Blum
Senior Vice President, Finance and Corporate Development
Chief Financial Officer
Cytokinetics, Inc.

Agreed and accepted:

GLAXO GROUP LIMITED

/s/ Pradip K. Bhatnagar
-------------------------
Name: Pradip K. Bhatnagar
      -------------------
Title: Director
       ------------------

cc: Vice President, Business Development, Glaxo Group Limited, doing business as GlaxoSmithKline
    Senior Vice President and Assistant General Counsel-R&D Legal Operations, GlaxoSmithKline Corporate Legal Department
    Kenneth A, Clark, Esq., Wilson Sonsini Goodrich & Rosati Professional Corporation

                                  EXHIBIT 1.65
                            [Revised April 11, 2003]

                          Tractable Compound Criteria
                         (effective as of June 20, 2001)

                                      [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.